FINANCIAL EXPENSES (INCOME), NET	12 Months Ended
Dec. 31, 2024
Interest Expense [Abstract]
FINANCIAL EXPENSES (INCOME), NET
NOTE 15:-	FINANCIAL EXPENSES (INCOME), NET

	Year ended December 31,
	2024	2023	2022

Interest on long-term bank loans	-	84	129
Interest on bank deposits	(730)	(169)	(45)
Bank charges	38	38	53
Foreign exchange loss (gain), net	(13)	(375)	(1,024)

	(705)	(422)	(887)